UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 12, 2017

Cadence Bancorporation

(Exact name of registrant as specified in its charter)

Delaware	001-38058	47-1329858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 Post Oak Boulevard, Suite 3800 Houston, Texas		77056
(Address of principal executive offices)		(Zip Code)

(713) 871-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On April 12, 2017, Cadence Bancorporation, a Delaware corporation (the “Company”), priced its previously announced initial public offering (the “IPO”) of 7,500,000 shares of its Class A common stock, par value $0.01 per share (the “Class A Common Stock”), at a price to the public of $20.00 per share of Class A Common Stock, less underwriting discounts and commissions. On April 13, 2017, the underwriters in the IPO elected to purchase an additional 1,125,000 shares of Class A Common Stock pursuant to the option granted to the underwriters in connection with the IPO. The sale of the shares of Class A Common Stock is expected to be completed on April 19, 2017, subject to customary closing conditions. Prior to the IPO, the Company was a wholly owned subsidiary of Cadence Bancorp, LLC, a Delaware limited liability company (“Cadence Bancorp”). Following the IPO, Cadence Bancorp is expected to own approximately 89.7% of the issued and outstanding shares of Class A Common Stock.

Item 1.01	Entry into a Material Definitive Agreement

The information set forth in the Introductory Note is incorporated by reference herein.

On April 12, 2017, in connection with the pricing of the IPO, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. and J.P. Morgan Securities LLC, as representatives (the “Representatives”) of the several underwriters listed on Schedule I thereto (the “Underwriters”), pursuant to which the Company agreed to offer and sell 7,500,000 shares of Class A Common Stock at a public offering price of $20.00 per share. The Underwriters were granted a 30-day option to purchase up to an additional 1,125,000 shares of Class A Common Stock, which the Underwriters exercised in whole on April 13, 2017. The Company made certain customary representations and warranties, agreed to certain covenants and agreed to indemnify the Underwriters against (or contribute to the payment of) certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”).

The description of the Underwriting Agreement does not purport to be a complete description of such agreement and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is attached hereto as Exhibit 1.1 and incorporated by reference herein.

Item 3.03	Material Modification to the Rights of Security Holders

The information set forth in Item 5.03 is incorporated by reference herein.

Item 5.01	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Effective as of the commencement of trading of the Class A Common Stock on the New York Stock Exchange (the “NYSE”) on April 13, 2017 (the “Listing Date”), the board of directors of the Company (the “Board”) adopted the Cadence Bancorporation Code of Business Conduct and Ethics (the “Code of Ethics”). The Code of Ethics applies to directors, officers and employees of the Company, its subsidiaries and affiliates.

The Code of Ethics addresses individuals’ conduct with respect to, among other things: (i) honest, lawful, and ethical conduct; (ii) conflicts of interest; (iii) use of corporate assets; (iv) compliance with laws, rules and regulations; (v) insider trading; (vi) disclosure, reporting and government filings; (vii) confidentiality; (viii) waivers and amendments; (ix) compliance procedures; and (x) enforcement.

The description of the Code of Ethics does not purport to be a complete description of such Code of Ethics and is qualified in its entirety by reference to the full text of the Code of Ethics, which is attached hereto as Exhibit 14.1 and incorporated by reference herein. A copy of the Code of Ethics is also posted on the “Governance” tab of the “Investor Relations” section of the Company’s website (www.cadencebank.com). The Company intends to disclose amendments to, or waivers of a provision of, the Code of Ethics by posting the same to its website.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board Committees

Effective as of the Listing Date, the Board established the Audit Committee and appointed Mr. J. Richard Fredericks, Mr. William B. Harrison, Jr. and Mr. Robert K. Steel as the initial members of such committee, with Mr. Fredericks appointed to serve as the Chairperson of such committee.

The Board determined that each of Mr. Fredericks, Mr. Harrison and Mr. Steel meets the independence standards under the NYSE Rules for service on the Audit Committee, possesses the requisite degree of financial literacy as required under the NYSE Rules and is an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Additionally, the Board determined that Mr. Harrison and Mr. Fredericks will also qualify as independent directors under the independence requirements of Rule 10A-3 of the Exchange Act. The Company is relying on an exemption pursuant to Rule 10A-3(b)(1)(iv)(A) under the Exchange Act with respect to Mr. Steel’s membership on the Audit Committee upon the completion of the IPO. Mr. Steel is the Chief Executive Officer of Perella Weinberg Partners Group LP, the parent company of Tudor, Pickering, Holt & Co., one of the underwriters in the IPO, and therefore will not satisfy the independence requirements of Rule 10A-3 at the time the IPO is completed.

Effective as of the Listing Date, the Board established the Compensation Committee and appointed Mr. Fredericks, Mr. Harrison, Mr. Steel and Mr. Scott M. Stuart as the initial members of such committee, with Mr. Harrison appointed to serve as the Chairperson of such committee.

Effective as of the Listing Date, the Board established the Nominating and Corporate Governance Committee and appointed Mr. Fredericks, Mr. Harrison, Mr. Steel and Mr. Stuart as the initial members of such committee, with Mr. Harrison appointed to serve as the Chairperson of such committee.

Effective as of the Listing Date, the Board established the Risk Committee and appointed Mr. Fredericks, Mr. Paul B. Murphy, Jr. and Mr. Steel as the initial members of such committee, with Mr. Steel appointed to serve as the Chairperson of such committee.

Benefit Plans

Effective as of immediately prior to the pricing of the IPO on April 12, 2017, the Board and sole stockholder of the Company adopted the Amended and Restated Cadence Bancorporation 2015 Omnibus Incentive Plan (the “2015 Plan”) and the Cadence Bancorporation Executive Bonus Plan (the “Bonus Plan”). The descriptions of the 2015 Plan and the Bonus Plan contained in the Registration Statement under the headings “Executive Compensation—Amended and Restated Cadence Bancorporation 2015 Omnibus Incentive Plan” and “–Cadence Bancorporation Executive Bonus Plan” are incorporated by reference herein, which descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of the 2015 Plan and the Bonus Plan, attached hereto as Exhibits 10.1 and 10.2 respectively and incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Certificate of Incorporation

On April 7, 2017, the Company amended and restated its Amended and Restated Certificate of Incorporation (as amended and restated, the “Second Amended and Restated Charter”). The description of the Second Amended and Restated Charter contained in the Registration Statement under the heading “Description of Capital Stock” is incorporated by reference herein, which description does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amended and Restated Charter, which is attached hereto as Exhibit 3.1 and incorporated by reference herein.

By-Laws

Effective as of the Listing Date, the By-Laws of the Company amended and restated its By-Laws (as amended and restated, the “Amended and Restated By-Laws”). The description of the Amended and Restated By-Laws contained in the Registration Statement under the heading “Description of Capital Stock” is incorporated by reference herein, which description does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated By-Laws, which is attached hereto as Exhibit 3.2 and incorporated by reference herein.

Item 8.01	Other Events

The information set forth in the Introductory Note is incorporated by reference herein.

On April 12, 2017, the Company issued a press release in connection with the pricing of the IPO. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

*****

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of April 12, 2017, by and among Cadence Bancorporation, Goldman Sachs & Co. and J.P. Morgan Securities LLC as representatives of the several underwriters listed on Schedule I thereto.

3.1	Second Amended and Restated Certificate of Incorporation of Cadence Bancorporation (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form S-8 of Cadence Bancorporation (Registration No. 333-217316), filed with the Securities and Exchange Commission on April 14, 2017).

3.2	Amended and Restated By-Laws of Cadence Bancorporation (incorporated by reference to Exhibit 4.2 to the Registration Statement on Form S-8 of Cadence Bancorporation (Registration No. 333-217316), filed with the Securities and Exchange Commission on April 14, 2017).

10.1	Amended and Restated Cadence Bancorporation 2015 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.1 to the Registration Statement on Form S-8 of Cadence Bancorporation (Registration No. 333-217316), filed with the Securities and Exchange Commission on April 14, 2017).

10.2	Cadence Bancorporation Executive Bonus Plan.

14.1	Cadence Bancorporation Code of Business Conduct and Ethics.

99.1	Press Release of Cadence Bancorporation, issued April 12, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cadence Bancorporation

Date: April 18, 2017	By:	/s/ Jerry W. Powell
	Name:	Jerry W. Powell
	Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of April 12, 2017, by and among Cadence Bancorporation, Goldman Sachs & Co. and J.P. Morgan Securities LLC as representatives of the several underwriters listed on Schedule I thereto.

3.1	Second Amended and Restated Certificate of Incorporation of Cadence Bancorporation (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form S-8 of Cadence Bancorporation (Registration No. 333-217316), filed with the Securities and Exchange Commission on April 14, 2017).

3.2	Amended and Restated By-Laws of Cadence Bancorporation (incorporated by reference to Exhibit 4.2 to the Registration Statement on Form S-8 of Cadence Bancorporation (Registration No. 333-217316), filed with the Securities and Exchange Commission on April 14, 2017).

10.1	Amended and Restated Cadence Bancorporation 2015 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.1 to the Registration Statement on Form S-8 of Cadence Bancorporation (Registration No. 333-217316), filed with the Securities and Exchange Commission on April 14, 2017).

10.2	Cadence Bancorporation Executive Bonus Plan.

14.1	Cadence Bancorporation Code of Business Conduct and Ethics.

99.1	Press Release of Cadence Bancorporation, issued April 12, 2017.